EQUITY ANALYSTS INC.
                          REGISTERED INVESTMENT ADVISER





                            ANALYSTS INVESTMENT TRUST

                                  ANNUAL REPORT

                                  July 31, 2001



                               ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND
                             ANALYSTS INTERNET.FUND

                            ANALYSTS INVESTMENT TRUST
                                  ANNUAL REPORT
                               ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND
                             ANALYSTS INTERNET.FUND



                                    CONTENTS


                                                                         PAGE
                                                                         ----
Message from the Fund President/Portfolio Manager                          1


Performance Summary                                                        3


Independent Auditors Report                                                6


Statements of Assets and Liabilities                                       7


Analysts Stock Fund Schedule of Investments in Securities                  8


Analysts Fixed Income Fund Schedule of Investments in Securities          10


Analysts internet.fund Schedule of Investments in Securities              13


Statements of Operations                                                  15


Statements of Changes in Net Assets                                       16


Financial Highlights                                                      17


Notes to Financial Statements                                             19


Trustees and Officers                                                     22

                MESSAGE FROM THE FUND PRESIDENT/PORTFOLIO MANAGER
                -------------------------------------------------

ECONOMIC OUTLOOK
----------------

Household net worth declined for the second consecutive quarter in 2001, which is the first such back-to-back fall in wealth since 1974. Household wealth has grown tremendously over the past several years, increasing at an average annual rate of 11% between 1995 and 1999 compared to the long-term average of 8%. However, households are feeling $3.4 trillion less wealthy than they did in the first quarter of 2000, which is an 8% decline, and is being caused by the fall in stock prices. Households' stock holdings have increased from 32% in 1989 to nearly 50% in 1998. Each dollar of wealth created results in an increase of $.03-$.05 in spending, and the declining wealth has therefore cost an estimated $100 to $170 billion in lost consumption, or an approximate reduction or 50 to 90 basis points off of year-to-year growth in real GDP. The loss of wealth would be much worse if not for the rising value of households' real estate holdings. Real estate assets on household balance sheets are up 11% to $11.3 trillion year over year in the first quarter of this year, the fastest pace of growth in about 15 years. Real estate holdings remain the most widely held and largest asset in household portfolios. 2nd quarter GDP was up .2% from the 1st quarter, for a .7% annualized rate. The increase has been decelerating; 1st quarter was up 1.3% and 4th quarter was up 1.9%. The good news is tax refunds, lower interest rates, and inventory sell downs. Expectations are for an economic pickup in the 4th quarter of 2001.

Market Indicators
                                                AS OF 7/31/01
                                                -------------
STOCKS                                    VALUE                YTD RETURN
                                          -----                ----------
S&P 500                                  1204.52                 -8.77%
Nasdaq                                   2017.84                -18.32%
Dow Jones Internet Index                   67.71                -50.39%
Russell 2000 (small stocks)               484.71                 +0.24%

BONDS                                     YIELD            YTD TOTAL RETURN
                                          -----            -----------------
10 year treasury bond                     5.05%                   4.77%
30 year treasury bond                     5.51%                   3.33%



The S&P 500 estimated current fair value is 1236. This is based on a 5.5% yield on the 10-year T-bond and a 5% earnings growth rate. As of 7/31/01 the S&P 500 is at 1204, which is 3% undervalued and down over 22% since March 2000, but up 11.6% from the lows set this March. The Nasdaq 100 is down 58% from the high in March 2000, but up 47% from its lows set this last April. Some confidence has returned to the stock market because of the lower interest rates. The Fed actions will take time to affect the overall economy since corporate capital spending decisions are set 1-2 years in advance. Lower interest rates tend to increase capital spending since the cost of capital declines making projects more profitable. Don't look for the 20-30% gains per year in the stock market seen in the past. The historical risk premium of stocks compared to treasury bills is approximately 6%. Treasury bills are currently yielding 3.5%, putting projected nominal annual returns of the S&P 500 at 9.5%.

ANALYSTS STOCK FUND
-------------------

The total return of the Analysts Stock Fund from August 1, 2000 through July 31, 2001 was -13.51%. The total return of the Dow Jones World-Global Index (DJWG) for the same period was -21.44%. Since inception of the Fund (August 25, 1993), the average annual total return of the Fund through July 31, 2001 was 10.15% versus 6.61% for the DJWG.

The Analysts Stock Fund's one-year return and since inception return are higher than the DJWG's returns. This can be attributed to a slightly lower allocation to foreign stocks in the Analysts Stock Fund, a higher allocation of cash, and a more focused stock selection. The best performing stocks in the Analysts Stock Fund portfolio were Abbott Labs, Banc One, Kroger, P&G, and SBC Communications. The stock markets were generally down in the last twelve months (see indexes above), except for the small stock index. The Fund has approximately 10% of the portfolio allocated to small and mid-cap stocks also helping overall returns. The Fund's focus on value and growth, diversification, and the long term is responsible for these stock selections and the portfolio asset allocation, which maintains a blend of large capitalization stocks, small and medium capitalization stocks, value stocks, growth stocks, domestic stocks and foreign stocks. The Analysts Stock Fund continues to diversify between the major sectors including basic industries, capital goods, consumer, energy, financial, healthcare, technology, transportation, and utilities.

ANALYSTS FIXED INCOME FUND
--------------------------

The total return of the Analysts Fixed Income Fund for the period August 1, 2000 through July 31, 2001 was 11.11%. This compares to a 10.98% rate of return for the Lehman Intermediate T-Bond Index (LITB) over the same period. Since inception of the Fund (August 25, 1993), the average annual return of the Fund through July 31, 2001 was 4.34% versus 6.05% for the Lehman Intermediate T-Bond Index.

The one-year period ending July 31, 2001 was characterized by declining interest rates across the entire yield curve. The slowing economy and the Fed dropping the Fed Fund by 300 basis points since January of 2001 were responsible for the decline in rates. The 30-year treasury bond yield decreased from 5.72% to 5.61%, the 10-year treasury bond yield decreased from 5.83% to 4.97%, and the 5-year treasury bond yield decreased from 6.06% to 4.76%. The shorter maturities decreased more than the longer maturities and caused the yield curve to revert back to a more normal upward sloping shape. We believe the Fed will probably decrease the Fed Fund rate another 50 basis points over the next six months, lowering short-term rates even further while keeping long-term rates fairly steady.

Investment grade income securities have outperformed high yield securities and treasury bonds over the last twelve months. Since the Fund is an investment grade blend of Government Bonds, Corporate Bonds, Mortgage-Backed Securities, Preferred Stocks, Global Bond Funds and Real Estate Investment Trusts, the Fund has stayed slightly ahead of the pure treasury index and outperformed most other corporate income funds. The Fund continues to remain diversified between corporate debt, foreign debt, mortgage backed debt, preferred stocks, REIT's, and treasury bonds. The Fund continues to focus specifically on undervalued closed end bond funds that trade below their net asset value. This approach allows the Fund to purchase a basket of bonds at a price below the aggregate market prices of the bonds. The most recent purchases of the Hatteras Income Fund and the Pioneer Interest Shares Fund have realized total returns over this twelve-month period of over 16.3% and 14.9% respectively.

ANALYSTS INTERNET.FUND
----------------------

The total return of the Analysts internet.fund from August 1, 2000 through July 31, 2001 was -26.60%. This compares to a -74.35% rate of return for the Dow Jones Internet Composite Index (DJIC) for the same period. Since inception of the Fund (May 4, 1999), the average annual return of the Fund was -2.28% versus -44.33% for the DJIC Index.

The DJIC is 85% off its high set in March 2000, while the internet.fund is down 45% from its high. Many dot.com stocks are 50-98% off their highs including Yahoo off 91%, Priceline.com off 98%, Amazon.com off 90%, and Ebay off 54%. The Fund avoided many of these losses by selecting mostly non-dot.com stocks that related to the Internet and focusing on value. Portfolio holdings such as Banc One, Citrix Systems, Black Box, and Barnes and Noble are up 23%, 123%, 22%, and 95% respectively in the last twelve months. With many Internet companies' stock prices depressed below fair value, the Fund has begun to focus on buying stocks of these companies. We believe the Fund will continue to require companies in the portfolio to have sound business plans and prospects for positive cash flows. The technology and Internet sectors will continue to be volatile and therefore the Fund will also be volatile. Because of its narrow focus, the Fund's performance is closely tied to any factors which may affect Internet companies and, as a result, is more likely to fluctuate than that of a fund which is invested in a broader range of companies. The Fund is not a complete investment program.


Lee Manzler
President and Portfolio Manager
July 31, 2001

                               ANALYSTS STOCK FUND
                          GROWTH OF $10,000 INVESTMENT

                                [OBJECT OMITTED]


[GRAPH DELETED HERE]

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDING 06/30/01
1 YEAR: - 15.48%    5 YEAR 8.80%
SINCE INCEPTION (8/25/93):  10.12%

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDING 07/31/01
1 YEAR: - 13.51%    5 YEARS 9.79%
SINCE INCEPTION (8/25/93): 10.15%


RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLCUTUATE SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                           ANALYSTS FIXED INCOME FUND
                          GROWTH OF $10,000 INVESTMENT
                                [OBJECT OMITTED]

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED 06/30/2001
1 YEAR:  12.59%     5 YEAR 5.49%
SINCE INCEPTION (8/25/93)  4.34%


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED 07/31/2001
1 YEAR: 11.11%      5 YEAR: 5.47%
SINCE INCEPTION (8/25/93): 4.34%







RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLCUTUATE SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                             ANALYSTS INTERNET.FUND
                          GROWTH OF $10,000 INVESTMENT
                                [OBJECT OMITTED]




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED 06/30/2001
1 YEAR: -26.23%
SINCE INCEPTION (5/4/1999): - 0.42%



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED 07/31/2001
1 YEAR: -26.60%
SINCE INCEPTION (5/4/1999): -2.28%



RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLCUTUATE SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                           INDEPENDENT AUDITORS REPORT
                           ---------------------------


To the Shareholders and
Board of Trustees
Analysts Investment Trust

We have audited the accompanying statements of assets and liabilities of the Analysts Investment Trust (comprising the Stock Fund, the Fixed Income Fund, and the internet.fund), including the schedules of investments in securities as of July 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets of each fund for each of the two years in the period then ended and the financial highlights of the Stock Fund and the Fixed Income Fund for each of the five years in the period then ended and the internet.fund for the two years then ended and the period from inception (May 4, 1999) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Analysts Investment Trust as of July 31, 2001, the results of operations of each fund for the year then ended, the changes in net assets of each fund for each of the two years in the period then ended, and the financial highlights of the Stock Fund and the Fixed Income Fund for each of the five years in the period then ended and the internet.fund for the two years then ended and the period from inception (May 4, 1999) through July 31, 1999, in conformity with accounting principles generally accepted in the United States.




Berge & Company LTD
Cincinnati, Ohio
August 30, 2001


ANALYSTS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2001


                                               STOCK     FIXED INCOME
                                                FUND        FUND          INTERNET.FUND
                                                ----        ----          -------------
ASSETS

Unaffiliated Issue
Investment securities, at value              $ 8,340,604    $ 4,735,140    $ 1,536,790
Dividends and interest receivable                  8,664         33,680            978
Receivable for investment security sold             --               55           --
Cash                                                 860             76            213
                                             -----------    -----------    -----------
Total Assets                                   8,350,128      4,768,951      1,537,981

LIABILITIES

Management fee payable                            14,499          6,246          4,061
                                             -----------    -----------    -----------
Total Liabilities                                 14,499          6,246          4,061
                                             -----------    -----------    -----------
NET ASSETS                                   $ 8,335,629    $ 4,762,705    $ 1,533,920
                                             ===========    ===========    ===========

NET ASSETS CONSIST OF:

Capital shares                               $ 7,642,952    $ 4,965,122    $ 2,000,003
Accumulated undistributed net investment
   income (loss)                                 (41,447)        16,947        (49,445)
Accumulated net realized gains (losses)
   from securities transactions                  (71,374)      (110,222)       (19,762)
Net unrealized appreciation (depreciation)
   on investments                                805,498       (109,142)      (396,876)
                                             -----------    -----------    -----------
NET ASSETS                                   $ 8,335,629    $ 4,762,705    $ 1,533,920
                                             ===========    ===========    ===========

Net asset value, offering price, and
   Redemption price per share                $     21.05    $     13.31    $      9.04
                                             ===========    ===========    ===========
Fund shares outstanding                          395,989        357,863        169,593
                                             ===========    ===========    ===========





                 See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JULY 31, 2001

COMMON STOCK:  88.6%

Large Capitalization U.S. Stocks:    43.0%

                                                           SHARES           VALUE
                                                           ------           -----

Abbott Laboratories                                        5,500       $   294,745
Bank One Corporation                                       4,900           189,679
Cincinnati Financial Corporation                           7,300           287,620
Dell Computer Corporation *                                6,600           177,738
Diamonds Trust                                             3,000           315,090
FedEx Corp *                                               6,700           277,179
Financial Sector SPDR                                     10,000           281,300
Intel Corporation                                          7,600           226,556
Kroger Co. *                                               9,000           237,240
Office Depot Inc. *                                       21,000           269,220
Oracle Corporation *                                      17,400           314,592
Procter & Gamble Corporation                               3,000           213,060
S&P 500 Depository Trust                                   2,100           254,835
SBC Communications Inc.                                    5,395           242,937
                                                                        ----------
Total (Cost:  $3,284,177)                                                3,581,791

Small/Medium Capitalization U.S. Stocks:  9.5%

S&P 400 Deposit Receipt                                    3,600           336,564
ishares Russell 2000 Index Fund                            3,000           288,690
ishares S&P Smallcap 600 Index Fund                        1,500           169,875
                                                                        ----------
Total (Cost:  $643,173)                                                    795,129


* Non-dividend paying investment.







                 See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JULY 31, 2001

Foreign Stocks:  32.4%
                                                                       SHARES         VALUE
                                                                       ------         -----
Cadbury Schweppes PLC                                                   8,200     $   224,270
DaimlerChrysler Corporation                                             4,500         221,850
Elan Corporation *                                                     10,000         577,500
Royal Dutch                                                             5,800         336,400
TDK Corporation ADR                                                     3,200         153,920
Vodafone Group PLC ADR                                                  7,500         161,625
WEBS-Italy                                                              9,800         179,830
WEBS-Japan                                                             26,000         244,400
WEBS-United Kingdom                                                    13,000         202,150
WPP Group PLC ADR                                                       7,600         397,176
                                                                                  -----------
Total (Cost:                                                      $ 2,394,268)      2,699,121

Natural Resources Stocks:                                                                 3.7%

First Industrial Realty Trust Inc. (Cost: $256,644)                     9,800         307,720
                                                                                  -----------

TOTAL COMMON STOCK (COST: $6,578,262)                                               7,383,761

MONEY MARKET MUTUAL FUND:                                                                11.5%

Firstar U.S. Treasury Money Market Fund (Cost: $956,843)              956,843         956,843
                                                                                  -----------

TOTAL INVESTMENT SECURITIES AT VALUE (COST: $7,535,105) 100.1%                      8,340,604
LIABILITIES IN EXCESS OF ALL OTHER ASSETS (0.1%)                                       (4,975)
                                                                                  -----------
NET ASSETS                                                                100%    $ 8,335,629
                                                                                  ===========

* Non-dividend paying investment.

ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JULY 31, 2001

COMMON STOCK:  26.5%

Real Estate Investment Trusts:  7.6%
                                                             SHARES       VALUE
                                                             ------       -----
Carramerica Realty Corporation                                1,400     $ 41,790
Commercial Net Lease Realty Inc.                              3,580       49,225
First Industrial Realty Trust Inc.                            3,200      100,480
Health Care Properties Investors Inc.                         1,599       57,052
Hospitality Properties Trust                                  1,500       42,075
HRPT Properties Trust                                         2,350       20,281
Senior Housing Properties Trust                                 235        3,008
Simon Property Group Inc.                                     1,650       46,777
                                                                        --------
Total (Cost: $  330,655)                                                 360,688

Closed End Mutual Funds:                                                    18.9%



Dresner RCM Global Strategic Income                          10,900       73,684
Duff & Phelps Utilities and Corporate Bond Trust             11,700      155,610
Hatteras Income Securities Inc.                               4,900       68,845
Pioneer Interest Shares                                       9,000      106,110
Putnam Premier Income Trust                                  19,800      124,542
Scudder Global High Income Fund Inc.                          6,294       34,806
Templeton Emerging Markets Income                             9,200       95,772
Templeton Global Government Income Trust                     20,000      115,800
Templeton Global Income Fund Inc.                            20,000      126,800
                                                                        --------
Total (Cost: $1,113,802)                                                 901,969
                                                                        --------

TOTAL COMMON STOCK (COST: $1,444,457)                                  1,262,657





                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JULY 31, 2001

PREFERRED STOCKS:  5.8%

                                                              SHARES     VALUE
                                                              ------     -----
Carolina Power & Light Company                                2,000     $ 50,980
Citigroup Cap I PFD                                           2,000       50,580
Consolidated Edison PFD                                       2,000       50,000
UNUM Corporation MIDS                                         2,000       51,140
Vornado Realty Trust                                          3,000       75,000
                                                                        --------
TOTAL PREFERRED STOCK (COST: $274,813)                        Total      277,700

CORPORATE BONDS: 28.6%

                                                              FACE        VALUE
                                                              ----        -----

Bankamerica Corporation 8.375%, 3/15/02                       5,000        5,125
Associates Corporation 6.375%, 7/15/02                      100,000      102,240
Sony Corporation 6.125%, 3/4/03                             100,000      102,460
Kentucky Power Company 6.65% 5/01/03                        100,000      101,350
General Motors Corporation 8.875%, 5/15/03                   10,000       10,695
Consolidated National Gas Company 5.75%, 8/01/03             10,000       10,125
New York Telephone Company 5.625%, 11/01/03                  50,000       50,980
American Telephone & Telegraph Company 6.75%, 4/1/04         50,000       51,890
NationsBank Corporation 7.75%, 8/15/04                       50,000       53,775
Southwestern Bell 5.75%, 9/1/04                              10,000       10,069
Salomon Smith Barney 6.25%, 1/15/05                         100,000      102,830
Pacific Bell Telephone Company 6.25%, 3/1/05                 50,000       51,600
U.S. West Communications Inc. 6.125%, 11/15/05               50,000       50,300
Loews Corporation 6.75%, 12/15/06                           150,000      152,850
Household Bank CD 7.20%, 4/12/07                            100,000      109,120
Entergy Mississippi Corporation 6.45%, 4/1/08               100,000      101,670
General Electric Capital Corporation 8.65%, 5/15/09         100,000      117,880
Citicorp 7.0%, 12/15/10                                      50,000       50,960
J.P. Morgan 6.610% 12/15/10                                  50,000       49,965
Caterpillar Inc. 9.375%, 8/15/11                             10,000       12,352
Aetna Services, Inc. 6.75%, 9/15/13                          50,000       50,825
International Business Machines Corp. 8.375%, 11/1/19        10,000       11,821
                                                                        --------
TOTAL CORPORATE BONDS (COST: $1,309,620)                               1,360,882




                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JULY 31, 2001

U.S. GOVERNMENT OBLIGATIONS:  2.3%
                                                                        FACE                    VALUE
                                                                        ----                    -----
United States Treasury Notes 6.5%, 10/15/06                            100,000              $   108,010
                                                                                            -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST:  $99,859)                                              108,010

MORTGAGE - BACKED OBLIGATIONS:  6.4%

Paine Webber CMO Trust Series 1988-I, 8.6%, 4/1/18                         943                      991
FNMA REMIC Series 93-160L, 6.5%, 7/25/22                                11,723                   11,879
FNMA REMIC 1992 Trust G53 Class J, 7.0%, 9/25/22                         8,241                    8,349
FNMA 1993 Trust 122 Class L, 6.5%, 1/25/23                              12,000                   12,200
FNMA REMIC 1993 Trust G 10 Class J, 5.0%, 3/25/23                       20,000                   18,842
FHLMC REMIC 1993 Trust 1497 Class Q, 7.0%, 4/15/23                      20,000                   17,902
FHLMC REMIC 1993 Trust 1602 Class BB, 6.1%, 4/15/23                     20,000                   20,046
FHLMC REMIC 1993 Trust 1503 Class H, 7.0%, 5/15/23                      12,000                   12,431
FNMA REMIC 1993 Trust 50 Class L, 7.0%, 5/25/23                         12,000                   12,426
FHLMC REMIC 1993 Trust G13 Class D, 6.75%, 6/25/23                       4,000                    4,061
First Plus Home Loan Owner Trust 1998-3, 7.42%,5/10/24                  75,000                   68,557
Empire Federal Home Loan Owner Trust 1998-2 9.03%, 6/25/24             100,000                   88,090
Green Tree Financial Corp TST 1997-A, 7.87%, 3/15/28                    30,000                   30,285
                                                                                       ----------------
TOTAL MORTGAGE - BACKED OBLIGATIONS (COST:  $295,702)                                           306,059

MONEY MARKET MUTUAL FUND:  29.8%

                                                                        SHARES                  VALUE
                                                                        ------                  -----

Firstar U.S. Treasury Money Market Fund (Cost $1,419,832)             1,419,832               1,419,832
                                                                                           ------------

TOTAL INVESTMENT SECURITIES AT VALUE (COST:  $4,844,283)  99.4%                               4,735,140
ALL OTHER ASSETS LESS LIABILITIES 0.6%                                                           27,565
                                                                                           ------------
NET ASSETS  100%                                                                            $ 4,762,705
                                                                                           ============



                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS INTERNET.FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JULY 31, 2001

COMMON STOCK:  74.9%

Large Capitalization U.S. Stocks:  53.2%
                                                        SHARES              VALUE
                                                        ------              -----
Amazon.com Inc.*                                         1,600        $      19,984
American Power Conversion *                              3,800               50,730
AOL Time Warner *                                        1,750               79,538
AT&T Corp.                                               1,500               30,315
AT&T Wireless *                                            482                9,009
B2B Internet Holders Trust                               4,000               20,040
Bank One Corporation                                       400               15,484
Citrix Systems Inc. *                                    1,560               52,213
Dell Computer Corporation *                              3,240               87,253
Earthlink, Inc. *                                        5,411               88,578
International Business Machines Corp.                      400               42,084
Internet Infrastructure Holders *                        2,000               18,000
Kemet Corp. *                                            1,800               34,848
Microsoft Corporation *                                    200               13,238
Motorola                                                 1,350               25,231
NASDAQ 100 Index Shares *                                1,200               50,112
Oracle Corporation *                                     4,000               72,320
Qualcomm Inc. *                                            800               50,584
Sun Microsystems Inc. *                                  1,600               26,064
Terra  Networks Inc. *                                   2,408               16,302
Walt Disney Internet Group                               2,690               13,702
                                                                       ------------
Total (Cost:  $1,149,828)                                                   815,629


Small/Medium Capitalization U.S. Stocks:  20.5%


Barnes & Noble Inc. *                                    2,660              104,272
Black Box Corporation *                                    770               42,242
Cabletron Systems Inc. *                                 3,600               66,852
Innodata Corporation *                                   4,800               15,980
OpenTV Corp *                                            1,157               11,524
R.H. Donnelly Corp. *                                    2,200               68,200
Vocaltec LTD *                                           3,500                5,460
                                                                        -----------
Total (Cost:  $283,128)                                                     314,530

*Non-dividend paying investment.




                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS INTERNET.FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JULY 31, 2001

Foreign Stocks:  1.2%
                                                                      SHARES             VALUE
                                                                      ------             -----

Nortel Networks Corporation                                            1,120      $       8,960
Pacific Internet LTD *                                                 3,510              9,828
                                                                                  -------------
Total (Cost:  $112,867)                                                                  18,788
                                                                                  -------------
TOTAL COMMON STOCK (COST:  $1,545,823)                                                1,148,947

MONEY MARKET MUTUAL FUND:  25.3%

Firstar U.S. Treasury Money Market Fund (Cost $387,843)              387,843            387,843
                                                                                  -------------

TOTAL INVESTMENT SECURITIES AT VALUE (COST:  $1,933,666) 100.2%                       1,536,790
LIABILITIES IN EXCESS OF ALL OTHER ASSETS (0.2%)                                         (2,870)
                                                                                  -------------
NET ASSETS  100%                                                                    $ 1,533,920
                                                                                  =============


*Non-dividend paying investment.


                See accompanying notes to financial statements.



ANALYSTS INVESTMENT TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED JULY 31, 2001

                                                                                       FIXED INCOME
                                                                  STOCK FUND                FUND            INTERNET.FUND
                                                                  ----------                ----            -------------
INVESTMENT INCOME:

Dividends                                                      $    184,452             $  180,822             $   23,890
Interest                                                             -                     122,021                    -
                                                                -----------             ----------              ---------
Total Investment Income                                             184,452                302,843                 23,890

EXPENSES:

Management Fee                                                      174,189                 64,086                 50,640
                                                                -----------             ----------              ---------
NET INVESTMENT INCOME (LOSS)                                         10,263                238,757                (26,750)

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS:

Net realized gains (losses) from security
   transactions                                                     (71,374)                 1,838                  3,759
Net change in net unrealized appreciation
   (depreciation) on investments                                 (1,247,912)               212,256               (527,367)
                                                                -----------             ----------              ---------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
                                                                 (1,319,286)               214,094               (523,608)
                                                                -----------             ----------              ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
                                                               $ (1,309,023)            $  452,851             $ (550,358)
                                                                ===========             ==========              =========


                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED JULY 31, 2001 AND 2000



                                                      STOCK FUND              FIXED INCOME FUND                   INTERNET.FUND
                                                      ----------              -----------------                   -------------

FROM OPERATIONS:                                  2001          2000           2001           2000            2001           2000
                                                  ----          ----           ----           ----            ----           ----

Net investment income (loss)                $    10,263    $   (17,679)   $   238,757    $   237,770    $   (26,750)   $   (20,682)
Net realized gains (losses) from
  security transactions                         (71,374)       588,390          1,838       (112,060)         3,759        (23,521)
Net change in net unrealized
  appreciation (depreciation)
  on investments                             (1,247,912)       670,579        212,256        (32,207)      (527,367)       144,817
                                            -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
   from operations                           (1,309,023)     1,241,290        452,851         93,503       (550,358)       100,614

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                         --             --         (240,019)      (239,520)          --             --
From capital gains                             (588,390)    (1,696,862)          --          (14,744)          --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------



Decrease in net assets from distributions
    to shareholders                            (588,390)    (1,696,862)      (240,019)      (254,264)          --             --


FROM FUND SHARE TRANSACTIONS:

Proceeds from shares sold                     1,881,027      1,591,728      1,075,347        512,501        419,474      1,407,982
Net asset value of shares issued from
   reinvestment of distributions to
   shareholders                                 588,390      1,696,862        215,726        227,788           --             --
Payment for shares redeemed                  (1,871,916)    (2,168,145)      (637,348)      (549,959)      (453,920)      (141,853)
                                            -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) from fund share
   transactions                                 597,501      1,120,445        653,725        190,330        (34,446)     1,266,129
                                            -----------    -----------    -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS                              (1,299,912)       664,873        866,557         29,569       (584,804)     1,366,743

NET ASSETS:

Beginning of period                           9,635,541      8,970,668      3,896,148      3,866,579      2,118,724        751,981
                                            -----------    -----------    -----------    -----------    -----------    -----------
End of period                               $ 8,335,629    $ 9,635,541    $ 4,762,705    $ 3,896,148    $ 1,533,920    $ 2,118,724
                                            ===========    ===========    ===========    ===========    ===========    ===========

Accumulated undistributed net
   investment income (loss)                 $   (41,447)   $   (51,710)   $    16,947    $    18,209    $   (49,445)   $   (22,695)
                                            ===========    ===========    ===========    ===========    ===========    ===========







                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS - STOCK FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED JULY 31, 2001, 2000, 1999,
1998, AND 1997

                                                              2001         2000          1999          1998          1997
                                                              ----         ----          ----          ----          ----

Net asset value, beginning of period                  $      26.15  $      28.41  $      24.99  $      24.18  $      18.28
Income (loss) from investment operations:
   Net investment income (loss)                               0.03         (0.05)         0.02          0.09          0.32

   Net realized and unrealized gains
       (losses) on securities                                (3.60)         2.35          3.56          0.93          6.06
                                                      ------------     ---------     ---------     ---------     ---------

Total from investment operations                             (3.57)         2.30          3.58          1.02          6.38


Less distributions:
    Dividends from net investment income                      0.00          0.00         (0.16)        (0.06)        (0.35)
    Dividends from capital gains                             (1.53)        (4.56)         0.00         (0.15)        (0.13)
                                                      ------------     ---------     ---------     ---------     ---------


Total distributions                                          (1.53)        (4.56)        (0.16)        (0.21)        (0.48)
                                                      ------------     ---------     ---------     ---------     ---------


Net asset value, end of period                        $      21.05  $      26.15  $      28.41  $      24.99  $      24.18
                                                      ============     =========     =========     =========     =========

Total return                                                (13.51)%       14.21%        14.36%         4.25%        35.47%
                                                      ============     =========     =========     =========     =========

Ratios/Supplemental Data:
  Net assets, end of period (thousands)              $       8,336     $   9,636     $   8,971     $   8,182     $   6,388
  Ratio of expenses to average net assets                     2.00%         2.00%         2.00%         2.00%         2.00%
  Ratio of net investment income (loss)
       to average net assets                                  0.12%        (0.19)%        0.08%         0.37%         1.54%
  Portfolio turnover rate                                    15.43%         0.00%        89.30%         5.47%         5.11%



--------------------------------------------------------------------------------


ANALYSTS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS - FIXED INCOME FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED JULY 31, 2001, 2000, 1999,
1998, AND 1997

                                                               2001          2000          1999          1998          1997
                                                               ----          ----          ----          ----          ----

Net asset value, beginning of period                    $      12.67  $      13.24  $      14.27  $      14.43  $      13.62
Income (loss) investment operations:
   Net investment income                                        0.73          0.78          0.78          0.80          0.79

   Net realized and unrealized gains
      (losses) on securities                                    0.64         (0.51)        (1.03)        (0.18)         0.78
                                                         -----------     ---------     ---------     ---------     ---------

Total from investment operations                                1.37          0.27         (0.25)         0.62          1.57


Less distributions:
    Dividends from net investment income                       (0.73)        (0.79)        (0.78)        (0.78)        (0.76)

    Dividends from capital gains                                0.00         (0.05)         0.00          0.00          0.00
                                                         -----------     ---------     ---------     ---------     ---------


Total distributions                                            (0.73)        (0.84)        (0.78)        (0.78)        (0.76)
                                                         -----------     ---------     ---------     ---------     ---------

Net asset value, end of period                          $      13.31  $      12.67  $      13.24  $      14.27  $      14.43
                                                        ============     =========     =========     =========     =========

Total return                                                   11.11%         2.32%        (1.77)%        4.30%        12.05%
                                                        ============     =========     =========     =========     =========

Ratios/Supplemental Data:
  Net assets, end of period (thousands)                 $      4,763     $   3,896     $   3,867     $   4,672     $   4,025
  Ratio of expenses to average net assets                       1.50%         1.50%         1.50%         1.50%         1.50%
  Ratio of net investment income to average net assets          5.58%         6.24%         5.57%         5.50%         5.63%
  Portfolio turnover rate                                       0.00%        11.30%         9.70%         9.91%         0.97%


                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS - INTERNET.FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED JULY 31, 2001 AND 2000, AND
THE PERIOD FROM INCEPTION (MAY 4, 1999) THROUGH JULY 31, 1999

                                                                     2001           2000       1999
                                                                     ----           ----       ----

Net asset value, beginning of period                          $      12.32  $       9.86  $     9.52
Income (loss) from investment operations:
   Net investment income (loss)                                      (0.16)        (0.17)      (0.04)

   Net realized and unrealized gains (losses) on securities          (3.12)         2.63        0.38
                                                              ------------     ---------     -------

Total from investment operations                                     (3.28)         2.46        0.34
                                                              ------------     ---------     -------
Net asset value, end of period                                $       9.04  $      12.32  $     9.86
                                                              ============     =========     =======


Total return                                                        (26.60)%       24.99%      14.77%*
                                                              ============     =========     =======
Ratios/Supplemental Data:
   Net assets, end of period (thousands)                      $     1,534      $   2,119     $   752
 Ratio of expenses to average net assets                             3.00%         3.00%       3.00%
 Ratio of net investment loss to average net assets                 (1.58)%       (1.32)%     (1.68)%
 Portfolio turnover rate                                             8.81%         1.36%       0.00%

*Annualized


                See accompanying notes to financial statements.

ANALYSTS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

1.      SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

        Analysts Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open end management investment company. The Trust was established as an Ohio Business Trust under a Declaration of Trust dated May 28, 1993. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Analysts Stock Fund (Stock Fund), Analysts Fixed Income Fund (Fixed Income Fund), and the Analysts internet.fund (internet.fund) (the Funds). The Stock Fund's investment objective is to provide long term capital appreciation. The Fixed Income Fund's investment objective is to provide a high level of income over the long term consistent with preservation of capital. The internet.fund's objective is to provide long term growth through capital appreciation. The following is a summary of the significant accounting policies of the Trust:

        SECURITIES VALUATION - Equity securities, options and commodities listed on exchanges or on the NASDAQ are valued at the last quoted sale price as of the close of business on the day the securities are being valued. Lacking a last sale price, a security is generally valued at its last bid price, except when, in Equity Analysts Inc.'s (the Adviser) opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their bid price. Fixed income securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Corporate bonds and mortgage-backed obligations are valued using the Adviser's proprietary bond pricing model, which has been approved by the Board of Trustees. When market quotations or pricing service prices or prices from the Adviser's bond pricing model are not readily available, when the Adviser determines a proposed price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Repurchase agreements are valued at cost, which approximates fair value. It is the policy of the Funds that their custodian take possession of the underlying collateral securities. Collateral is marked to market daily to ensure that the fair value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or another default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the bank that serves as custodian for the Funds.

        OPTIONS ACCOUNTING PRINCIPLES - When a put or call option is written, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written at which time an unrealized gain or loss is recognized. The current fair value of a traded option contract is the last sale price or, in the absence of a last sale price, the mean between the last bid and ask price, or in the absence of either of these two prices, fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. When a written option contract expires or is terminated (closing purchase transaction), a realized gain (or realized loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) is recorded without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised by the holder, a gain or loss from the underlying security is realized and the proceeds from such a sale are increased by the premium originally received. When a put or call option is written, the Funds must maintain a margin account with its custodian or the broker with a maintenance margin determined on a daily basis as the value of the underlying investment fluctuates.

  ANALYSTS INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS


  1.    SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

        SHARE VALUATION - The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of the Fund's shares outstanding.

        INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders arising from net investment income are declared and it is the intention that such distributions be paid quarterly. Net realized capital gains, if any, are distributed to shareholders at least once per year.

        SECURITY TRANSACTIONS - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed. Securities sold are valued on a specific identification basis.

        USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing these financial statements are reasonable and prudent. Actual results could differ from these estimates.

        FEDERAL INCOME TAXES - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made. In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986 as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its realized capital gains (earned during the twelve months ended October 31 of the calendar year) plus undistributed amounts from prior years.

2.      INVESTMENT TRANSACTIONS

        Investment transactions in the Stock Fund, Fixed Income Fund and internet.fund for the twelve months ended July 31, 2001 are as follows:


                                                                          FIXED
                                                    STOCK FUND          INCOME FUND    INTERNET.FUND
                                                    ----------          -----------    -------------
        Purchase of investment securities           $1,238,187        $    -             $ 309,653
        Proceeds from sales and maturities
          of investment securities                   1,203,709           190,530          110,358

        There were no purchases or sales of U.S. government securities by any of the funds during this period.

3.      TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

        The President and Treasurer, and the Vice President and Secretary of the Trust are shareholders and employees of Equity Analysts, Inc., registered investment Adviser to the Trust. In addition, each of these individuals is a shareholder of the Funds. Each Fund's investments are managed by the Adviser under the terms of Management Agreements.

  ANALYSTS INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS

  3.    TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

        Under the Management Agreements, the Adviser pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest and extraordinary expenses. As compensation for investment Advisery services and the Adviser's agreement to pay the above Fund expenses, each Fund pays the Adviser a fee, computed and accrued daily, based upon the following rates:


                                                                              FIXED
             AVERAGE DAILY ASSETS                  STOCK FUND              INCOME FUND           INTERNET.FUND
             --------------------                  ----------              -----------           -------------

        Up to and including $20 million             2.00%                    1.50%                   3.00%
        From $20 million to $40 million             1.75%                    1.25%                   2.75%
        From $40 million to $100 million            1.50%                    1.00%                   2.50%
        Above $100 million                           .75%                     .75%                   2.25%

4.      FUND SHARE TRANSACTIONS

        Proceedsand payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the following share transactions:



                                                                          FIXED           INTERNET.
                                                     STOCK FUND        INCOME FUND          FUND
                                                     ----------        -----------          ----
        Shares sold                                    78,617             82,535            40,695
        Shares issued from reinvestment
           of distributions                            27,064             16,606               -
        Shares redeemed                               (78,205)           (48,886)          (43,035)
                                                    ---------            -------          --------
        Net increase (decrease)                        27,476             50,255            (2,340)
        Shares at beginning of period                 368,513            307,608           171,933
                                                     --------           --------          --------
        Shares at end of period                       395,989            357,863           169,593
                                                     ========           ========          ========

5.      SECURITY TRANSACTIONS

        For Federal income tax purposes, the cost of investments owned at July 31, 2001 was the same as identified cost. At July 31, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) by Fund was as follows:



                                                    GROSS                 GROSS           NET APPRECIATION
                                                APPRECIATION          DEPRECIATION         (DEPRECIATION)
                                                ------------          ------------         --------------
           Stock Fund                            $ 1,395,340           $ (589,841)           $ 805,499
           Fixed Income Fund                         136,785             (245,927)            (109,142)
           internet.fund                             132,062             (528,938)            (396,876)

TRUSTEES AND OFFICERS


David Lee Manzler Jr.
President, Treasurer & Trustee

Craig J. Hunt
Secretary

Walter E. Bowles, III
Trustee

Robert W. Buechner
Trustee

Chetan Demania
Trustee


--------------------------------------------------------------------------------


INVESTMENT ADVISOR
Equity Analysts Inc.
7750 Montgomery Road
Cincinnati, OH 45236
513-792-5400
513-984-2411 (Fax)

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

GENERAL COUNSEL
Brown, Cummins & Brown Co., L.P.A.
441 Vine Street
3500 Carew Tower
Cincinnati, OH  45202

AUDITORS
Berge & Company LTD
20 West 9th Street
Cincinnati, OH 45202